Exhibit 31.1

CERTIFICATION PURSUANT TO SARBANES-OXLEY SECTION 302

I, Steven Arikian, certify that:

1. I have reviewed the Annual report on Form 10-KSB for the period ended September 30, 2006 of Biovest International, Inc.;

2. Based on my knowledge, such annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such annual report;

3. Based on my knowledge, the financial statements, and other financial information included in such annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in such annual report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)	Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which such report is being prepared;

(b)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in such report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by such annual report based on such evaluation; and

(c)	Disclosed in such report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions);

(a)	All significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial data information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: December 29, 2006

/s/ Steven Arikian
Steven Arikian, M.D.
CEO, President and Chairman